Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
57th Street General Acquisition Corp.

We have audited the accompanying balance sheet of 57th Street General Acquisition Corp. (a development stage company) (the “Company”) as of May 25, 2010 and the related statements of operations, changes in stockholder’s equity and cash flows for the periods from October 29, 2009 (date of inception) to December 31, 2009 and January 1, 2010 to  May 25, 2010.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of May 25, 2010, and the results of its operations and its cash flows for the periods October 29, 2009 (date of inception) to December 31, 2009 and January 1, 2010 to May 25, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
May 28, 2010

57th Street General Acquisition Corp.
(a development stage company)
BALANCE SHEET
as of May 25, 2010

ASSETS
Current assets
Cash	$688,901

Restricted cash held in trust	50,000,000

Total assets	$50,688,901

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$69,750

Deferred underwriting compensation	550,000
Deferred legal fees related to the offering	100,000
Loan from officer	5,051
Note payable, stockholder	10,000

Total liabilities	734,801

Common stock subject to possible redemption, 4,400,000 shares (at redemption value)	44,000,000

Stockholders' equity
Preferred stock, $.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	-
Common stock, $.0001 par value, 100,000,000 shares authorized; 5,638,889 shares issued and outstanding (which includes 4,400,000 shares subject to possible redemption)	564
Additional paid-in capital	5,968,252
Deficit accumulated during development stage	(14,716)

Total stockholders' equity	5,954,100

Total liabilities and stockholders' equity	$50,688,901

The accompanying notes are an integral part of the financial statements

57th Street General Acquisition Corp.
(a development stage company)
STATEMENT OF OPERATIONS

	January 1, 2010	October 29, 2009	October 29, 2009
	to	(date of inception) to	(date of inception) to
	May 25, 2010	December 31, 2009	May 25, 2010

Revenue	$-	$-	$-
General and administrative expenses	10,723	3,993	14,716

Loss from operations	(10,723)	(3,993)	(14,716)

Net loss attributable to common stockholder not subject to possible redemption	$(10,723)	$(3,993)	$(14,716)

Weighted average number of common shares outstanding, basic and diluted	673,372	618,924	656,699

Basic and diluted net loss per share attributable to common stockholders	$(0.02)	$(0.01)	$(0.02)

The accompanying notes are an integral part of the financial statements

57th Street General Acquisition Corp.
(a development stage company)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
For the period from October 29, 2009 (date of inception) to
May 25, 2010
				Deficit accumulated during development stage
	Common Stock
	Shares	Amount $.0001 par	Additional paid-in capital		Total stockholders' equity

Sale of common stock issued to initial stockholder on October 30. 2009 at $.039 per share	638,889	$64	$24,936	$-	$25,000

Net loss attributable to common stockholder not subject to possible redemption	-	-	-	(3,993)	(3,993)

Balance at
December 31, 2009	638,889	64	24,936	(3,993)	21,007

Sale of 5,000,000 units, net of underwriters’ discount and offering expenses (including 4,400,000 shares subject to possible redemption)	5,000,000	500	$48,093,316		48,093,816

Net proceeds subject to possible redemption of 4,400,000 shares	-	-	(44,000,000)		(44,000,000)

Sale of private placement warrants	-	-	1,850,000		1,850,000

Net loss attributable to common stockholder not subject to possible redemption	-	-	-	(10,723)	(10,723)

Balance at
May 25, 2010	5,638,889	$564	$5,968,252	$(14,716)	$5,954,100

The accompanying notes are an integral part of the financial statements

57th Street General Acquisition Corp.
(a development stage company)
STATEMENT OF CASH FLOWS

	January 1, 2010	October 29, 2009	October 29, 2009
	to	(date of inception) to	(date of inception) to
	May 25, 2010	December 31, 2009	May 25, 2010

Cash Flows from Operating Activities
Net loss	$(10,723)	$(3,993)	$(14,716)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase in accounts payable and accrued expenses	20,150	1,837	21,987

Net cash provided by (used in) operating activities	9,427	(2,156)	7,271

Cash Flows from Investing Activities:
Cash held in trust account	(50,000,000)	-	(50,000,000)

Cash Flows from Financing Activities
Proceeds from note payable, stockholder	-	10,000	10,000
Proceeds from issuance of stock to initial stockholder	-	25,000	25,000
Proceeds from public offering	50,000,000		50,000,000
Proceeds from issuance of warrants	1,850,000		1,850,000
Payment of offering costs	(1,178,609)	(24,761)	(1,203,370)

Net cash provided by financing activities	50,671,391	10,239	50,681,630

Net increase in cash	680,818	8,083	688,901

Cash at beginning of the period	8,083	-	-

Cash at end of the period	$688,901	$8,083	$688,901

Supplemental Disclosure of Cash Flow Information:
Cash paid for taxes	$837	$-	$837

Supplemental Disclosure of Non-cash Transactions:
Accrual for offering costs	$-	$47,763	$-
Officer loan for payment of offering costs	$5,051	$-	$5,051
Deferred underwriter's compensation	$550,000	$-	$550,000
Deferred legal fees related to the offering	$100,000	$-	$100,000

The accompanying notes are an integral part of the financial statements

57th Street General Acquisition Corp.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
For the period from October 29, 2009 (date of inception) to May 25, 2010

NOTE A—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

57th Street General Acquisition Corp. (a corporation in the development stage) (the “Company”) was incorporated in Delaware on October 29, 2009. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets that we have not yet identified (“Business Transaction”). The Company has neither engaged in any operations nor generated any income to date. The Company is considered to be in the development stage as defined in FASB Accounting Standard Codification, or ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.

At May 25, 2010, the Company had not commenced any operations. All activity through May 25, 2010 relates to the Company’s formation and initial public offering described below.

The registration statement for the Offering was declared effective May 19, 2010. The Company consummated the Offering on May 25, 2010 and received net proceeds of approximately $48,843,816, before deducting deferred underwriting compensation of $550,000 and includes $100,000 received for the purchase of 200,000 warrants by the underwriter. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Transaction. Furthermore, there is no assurance that the Company will be able to successfully affect a Business Transaction.

Upon the closing of the Offering and the private placement of warrants, $50,000,000 was placed in a trust account (“Trust Account”) and invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 (the “1940 Act”) with a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the 1940 Act, until the earlier of (i) the consummation of a Business Transaction or (ii) the distribution of the Trust Account as described below.

The Company, after signing a definitive agreement for the acquisition of one or more target businesses or assets, will not submit the transaction for stockholder approval, unless otherwise required by law. The Company will proceed with a Business Transaction if it is approved by its board of directors.  Only in the event that it is required to seek stockholder approval in connection with its initial Business Transaction, it will proceed with a Business Transaction only if a majority of the outstanding shares of common stock voted (calculated as of the close of business on the date set forth in the relevant proxy materials as the last date on which stockholders may vote their shares of common stock) are voted in favor of the Business Transaction. However, the Company’s sponsors, officers, directors or their affiliates may purchase in privately-negotiated transactions (as described in the prospectus), which could result in the approval of a Business Transaction even if a majority of the Company’s public stockholders either vote against, or indicate their intention to vote against, such Business Transaction. In connection with such a vote, if a Business Transaction is approved and consummated, stockholders that vote against the Business Transaction and elect to redeem their shares of common stock for a pro-rata portion of the Trust Account as follows:  (i) public stockholders voting against the Business Transaction and electing to redeem shares of common stock shall be entitled to receive a per share pro rata portion of the Trust Account (excluding interest and net of taxes) and (ii) public stockholders voting in favor of the Business Transaction and electing to redeem shares of common stock shall be entitled to receive a per share pro rata portion of the Trust Account (together with interest thereon but net of taxes). These shares of common stock have been recorded at fair value and classified as temporary equity upon the completion of the Offering, in accordance with FASB ASC 480-10. 57th Street GAC Holdings LLC (the “sponsor”) has agreed, in the event the Company is required to seek stockholder approval of its Business Transaction, to vote its initial shares in favor of approving a Business Transaction. The sponsor and the Company’s officers and directors have also agreed to vote shares of common stock acquired by them in the offering or in the aftermarket in favor of a Business Transaction submitted to the Company’s stockholders for approval.

57th Street General Acquisition Corp.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
For the period from October 29, 2009 (date of inception) to May 25, 2010

The Company’s sponsor, officers and directors have agreed that the Company will only have 15 months from the date of the prospectus to consummate its initial Business Transaction.  If the Company does not consummate a Business Transaction within such 15 month period, it shall (i) cease all operations except for the purposes of winding up; (ii) redeem 100% of the public shares of common stock for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less taxes, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the trust account which is received after the redemption shall be distributed to the former public stockholders, and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of its net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The sponsor has waived its right to participate in any redemption with respect to its insider shares. However, if the sponsor or any of the Company’s officers, directors or affiliates acquires shares of common stock in or after the offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not consummate a Business Transaction within the required time period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the offering.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

57th Street General Acquisition Corp.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
For the period from October 29, 2009 (date of inception) to May 25, 2010

Development stage company

The Company complies with the reporting requirements of FASB ASC 915, “Development Stage Entities.” At May 25, 2010, the Company had not commenced any operations nor generated revenue to date. All activity through May 25, 2010 relates to the Company’s formation and the offering. Following such offering, the Company will not generate any operating revenues until after completion of a Business Transaction, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the offering.

Net loss per common share

The Company complies with accounting and disclosure requirements of FASB ASC 260, “Earnings Per Share.” Net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. At May 25, 2010, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted loss per common share is the same as basic loss per common share for the period.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures” approximates the carrying amounts represented in the balance sheet.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred offering costs

The Company complies with the requirements of the SEC Staff Accounting Bulletin (SAB) Topic 5A,”Expenses of Offering.”

57th Street General Acquisition Corp.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
For the period from October 29, 2009 (date of inception) to May 25, 2010

Income tax

The Company complies with FASB ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company did not establish a valuation allowance as of May 25, 2010 as there were no deferred tax assets at that date.

Effective October 29, 2009, the Company adopted the provisions of Financial Accounting Standards Board Accounting Standard Codification or FASB ASC 740-10-25 which establishes recognition requirements for the accounting for income taxes. There were no unrecognized tax benefits as of May 25, 2010. The section prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at May 25, 2010. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The adoption of the provisions of FASB ASC 740-10-25 did not have a material impact on the Company’s financial position and results of operation and cash flows as of and for the period ended May 25, 2010.

Recently issued accounting standards

FASB ASC 810.  In December 2007, the Financial Accounting Standards Board, or FASB, issued Accounting Standard Codification, or ASC, 810, or FASB ASC 810, which requires companies to measure noncontrolling interests in subsidiaries at fair value and to classify them as a separate component of equity.  FASB ASC 810 is effective as of each reporting fiscal year beginning after December 15, 2008, and applies only to transactions occurring after the effective date.  The Company does not believe that the adoption of FASB ASC 810 will have a material effect on its financial position or results of operations.

FASB ASC 805.  In December 2007, FASB issued FASB ASC 805, which will require companies to measure assets acquired and liabilities assumed in a business combination at fair value.  In addition, liabilities related to contingent consideration are to be re-measured at fair value in each subsequent reporting period.  FASB ASC 805 will also require the acquirer in pre-acquisition periods to expense all acquisition-related costs.  FASB ASC 805 is effective for fiscal years beginning after December 15, 2008, and is applicable only to transactions occurring after the effective date.  The Company does not believe that the adoption of FASB ASC 805 will have a material effect on its financial position or results of operations.

57th Street General Acquisition Corp.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
For the period from October 29, 2009 (date of inception) to May 25, 2010

FASB ASC 350-30-35-1.  In April 2008, FASB issued FASB ASC 350-30-35-1.  This ASC amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset.  FASB ASC 350-30-35-1 improves the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset under other applicable accounting literature. The Company does not believe that the adoption of FASB ASC 350-30-35-1will have a material effect on its financial position or results of operations.

FASB ASC 820.  In April 2009, the FASB issued three related staff positions to clarify the application of FASB ASC 820 to fair value measurements in the current economic environment, modify the recognition of other-than-temporary impairments of debt securities, and require companies to disclose the fair value of financial instruments in interim periods. The final staff positions are effective for interim and annual periods ending after June 15, 2009.

·
FASB ASC 820 (transitional 820-10-65-4)—which provides guidance on how to determine the fair value of assets and liabilities under FASB ASC 820 in the current economic environment and reemphasizes that the objective of a fair value measurement remains the price that would be received to sell an asset or paid to transfer a liability at the measurement date.

·
FASB ASC 320— which modifies the requirements for recognizing other-than-temporarily impaired debt securities and significantly changes the existing impairment model for such securities. It also modifies the presentation of other-than-temporary impairment losses and increases the frequency of and expands already required disclosures about other-than-temporary impairment for debt and equity securities.

·
FASB ASC 820-10-50—which requires disclosures of the fair value of financial instruments within the scope of FASB ASC 820 in interim financial statements, adding to the current requirement to make those disclosures in annual financial statements. The staff position also requires that companies disclose the method or methods and significant assumptions used to estimate the fair value of financial instruments and a discussion of changes, if any, in the method or methods and significant assumptions during the period.

The Company does not believe that the adoption of these new staff positions will have a material impact on its financial position and results of operations.

FASB ASC 860.  In June 2009, the FASB issued ASC 860, which eliminates the concept of a qualifying special-purpose entity, creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies other sale-accounting criteria, and changes the initial measurement of a transferor’s interest in transferred financial assets. FASB ASC 860 will be effective for transfers of financial assets in fiscal years beginning after November 15, 2009 and in interim periods within those fiscal years with earlier adoption prohibited. The Company adopted FASB ASC 860 on January 1, 2010.

57th Street General Acquisition Corp.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
For the period from October 29, 2009 (date of inception) to May 25, 2010

NOTE C—INITIAL PUBLIC OFFERING

On May 25, 2010, the Company sold to the public 5,000,000 units at $10 per unit (“Units”). Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $11.50 commencing on the later of (a) one year from the date of the prospectus for the offering or (b) 30 days after the completion of a Business Transaction, and will expire five years from the consummation of a Business Transaction. The Warrants will be redeemable by the Company at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $17.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

NOTE D—RELATED PARTY TRANSACTIONS

The Company issued a $10,000 unsecured promissory note to the sponsor on November 10, 2009. The note is non-interest bearing and is payable on the earlier of December 31, 2010 or the consummation of the offering. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount of $10,000.  After maturity, the promissory note bears interest at 5% per annum until paid. The Company intends to repay such loan in the near future.

On November 6, 2009, the Company issued to its sponsor (i) 638,889 shares of restricted common stock (up to 83,333 of which are subject to forfeiture if the underwriters’ over-allotment option is not exercised in full), for an aggregate amount of $25,000 in cash.  The purchase price for each share of common stock was approximately $0.039 per share.  The sponsor has agreed that the shares of common stock purchased by it prior to consummation of the offering will not be sold or transferred until one year following consummation of a Business Transaction, subject to certain limited exceptions.

From January 1 through May 25, 2010, an officer paid vendor bills on behalf of the Company in the aggregate amount of $5,051 and that amount is due to him as of May 25, 2010, payable on demand without interest.

The sponsor and the underwriters have purchased, in a private placement, 3,700,000 warrants (3,500,000 by the sponsor and 200,000 by the underwriters) prior to the proposed offering at a price of $0.50 per warrant (a purchase price of $1,850,000) from the Company. Based on the observable market prices, the Company believes that the purchase price of $0.50 per warrant for such warrants exceeds the fair value of such warrants on the date of the purchase. The valuation is based on comparable initial public offerings by blank check companies in 2009. The holders have agreed that the warrants purchased by them will not be sold or transferred until 30 days following consummation of a Business Transaction, subject to certain limited exceptions. If the Company does not complete a Business Transaction, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to them will expire worthless. The Company intends to classify the private placement warrants within permanent equity as additional paid-in capital in accordance with FASB ASC. 815-40.

57th Street General Acquisition Corp.
(a development stage company)
NOTES TO FINANCIAL STATEMENTS
For the period from October 29, 2009 (date of inception) to May 25, 2010

The sponsor and the underwriters are entitled to registration rights pursuant to a registration rights agreement signed on the date of the prospectus for the offering. Such persons will be entitled to demand registration rights and certain “piggy-back” registration rights with respect to its shares of common stock, the warrants and the common stock underlying the warrants, commencing on the date such common stock or warrants are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

NOTE E—COMMITMENTS

The Company granted the underwriters a 45-day option to purchase up to 750,000 additional Units to cover the over-allotment at the initial public offering price less the underwriting discounts and commissions.

A contingent fee payable to the underwriters equal to 1.10% of the gross proceeds from the sale of the units offered to the public will become payable from the amounts held in the trust account solely in the event the Company consummates its inital Business Transaction.

The Company was obligated to its legal counsel for certain fees and expenses related to the offering.  In connection therewith, the Company and its counsel have agreed that payment of $100,000 of such legal fee will be deferred until, and payable only in the event of, the Company’s consummation of its Business Transaction.  Additionally, in consideration of such deferral and solely upon the consummation of a Business Transaction, the Company agreed to issue its legal counsel 35,0000 warrants on the same terms as the insider warrants.

NOTE F—PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of May 25, 2010, the Company has not issued shares of preferred stock.